UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

FORM 8-K

as filed on August 10, 2004

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2004

Date of Report (Date of earliest event reported)

MATRIXONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29309	02-0372301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets

MatrixOne, Inc. hereby amends its Current Report on Form 8-K originally filed with the United States Securities and Exchange Commission on August 10, 2004 relating to the acquisition of Synchronicity Software, Inc. to include the financial statements of the business acquired, the pro forma financial information and related exhibits as set forth below.

ITEM 9.01. Financial Statements and Exhibits

The consolidated financial statements and accompanying notes contained in the Annual Report on Form 10-K of MatrixOne, Inc. for the fiscal year ended July 3, 2004 are hereby incorporated by reference into this Current Report on Form 8-K.

(a) Financial Statements of the Business Acquired.

(1)	The audited financial statements of Synchronicity Software, Inc. as of and for the year ended December 31, 2003 are filed with this report as Exhibit 99.1

(2)	The unaudited interim financial statements of Synchronicity Software, Inc. as of June 30, 2004 and for the six months ended June 30, 2003 and 2004 are filed with this report as Exhibit 99.2. As a result of MatrixOne, Inc.’s acquisition of Synchronicity Software, Inc. on August 4, 2004, Deloitte & Touche LLP ceased to be Synchronicity Software, Inc.’s auditors as of that date. Deloitte & Touche LLP and the independent registered public accounting firm of MatrixOne, Inc. have not audited, reviewed or compiled or performed any agreed-upon procedures with respect to the financial statements of Synchronicity Software, Inc. for the six months ended June 30, 2003 and 2004.

(b) Pro Forma Financial Information.

(1)	The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements for the year ended July 3, 2004 are filed with this report as Exhibit 99.3.

1

(c) Exhibits.

Exhibit Number	Description
99.1	The audited financial statements for Synchronicity Software, Inc. as of and for the year ended December 31, 2003

99.2	The unaudited interim financial statements of Synchronicity Software, Inc. as of June 30, 2004 and for the six months ended June 30, 2003 and 2004

99.3	The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements for the year ended July 3, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: September 29, 2004	By:	/s/ Gary D. Hall
Gary D. Hall
Vice President and Corporate Controller and Acting Chief Financial Officer and Treasurer (principal financial and accounting officer)

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	The financial statements for Synchronicity Software, Inc. as of and for the year ended December 31, 2003

99.2	The unaudited interim financial statements of Synchronicity Software, Inc. as of June 30, 2004 and for the six months ended June 30, 2003 and 2004

99.3	The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements for the year ended July 3, 2004